Offerings - Offering: 1	Oct. 07, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 4,123,582.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 569.47
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 162,415 Shares (approximately 5.00% of the net assets of the Fund as September 30, 2025) based on a net asset value per Share as of close of business on October 15, 2025 of $25.50.